MERCK

Merck & Co., Inc.
Our Strategy

- Discover new medicines through breakthrough research
- Demonstrate their value to physicians, payors and patients
- Achieve top tier growth company status

Merck & Co., Inc.
9 Months YTD 2001 Results

($ Billions except EPS)	2001	% Change
Worldwide Sales	$ 35.1	22%
Materials and Production	21.3	
Research and Development	1.7	
Marketing and Administrative	4.7	
Other Income	(.3)	
Taxes	2.3	
Net Income	$ 5.4	7%
Earnings per Share	$ 2.33	8%

Sales Components: Volume: 17% Price: 6% Exchange: -1%

What Will Drive Merck's Future Growth

- Productive research
- Innovative and targeted marketing programs will allow us to capture the value of our research
- Strong ongoing performance of our major key franchises
- Strong earnings growth — reflecting strong revenue growth derived from targeted marketing programs

Demonstrated Research Productivity

1994
ZOCOR 4S Study

1995
COZAAR/HYZAAR
FOSAMAX
VARIVAX
TRUSOPT
PEPCID AC

1996
CRIXIVAN
FOSAMAX FIT Study
VAQTA

1997
COMVAX

1998
SINGULAIR
PROPECIA
COSOPT
AGGRASTAT
MAXALT

1999
VIOXX
STOCRIN

2000
VIOXX VIGOR Study

2001
CANCIDAS

Demonstrated Research Productivity

1994
ZOCOR 4S Study

1995
COZAAR/HYZAAR
FOSAMAX
VARIVAX
TRUSOPT
PEPCID AC

1996
CRIXIVAN
FOSAMAX FIT Study
VAQTA

1997
COMVAX

1998
SINGULAIR
PROPECIA
COSOPT
AGGRASTAT
MAXALT

1999
VIOXX
STOCRIN

2000
VIOXX VIGOR Study

2001
CANCIDAS

- Five product franchises are key to future growth

Five Key Growth Drivers - Over 65% of Product Sales


SINGULAIR
FOSAMAX
VIOXX
COZAAR/HYZAAR
ZOCOR
OTHER

Five Key Growth Drivers

Product	2001 Sales Range
Zocor	$6.5 - 6.7 billion
Vioxx	$2.5 - 2.7 billion
Cozaar & Hyzaar	$1.8 - 2.0 billion
Fosamax	$1.5 - 1.7 billion
Singulair	$1.2 - 1.4 billion

5 key products grew nearly 30% over 9 months YTD 2000 sales

Five Key Growth Drivers - Significant Market Potential

Zocor	Merck's largest selling product - a cholesterol modifying agent U.S. patient population 40 million
Vioxx	World's fastest growing arthritis medicine U.S. patient population 86 million
Cozaar & Hyzaar	World's most widely prescribed AIIAs for hypertension U.S. patient population 54 million
Fosamax	Leading product worldwide for osteoporosis U.S. patient population 30 million
Singulair	Most widely prescribed asthma controller in the U.S. U.S. patient population 13 million

Top 4 products compete in markets with > 20 million patients untreated in the U.S.

Marketing Efforts

- 12 products with sales > $500 million in 2000
  - Nearly twice the industry average
- Large opportunities in under-treated and dissatisfied markets
  - Double digit growth in markets where Merck drugs compete
- US sales force size has more than tripled since 1996
  - Hired 1000 new sales representatives in 2001

Research & Development

- Invested more than $15 billion in R&D over the past 10 years
- Estimated 2001 expense of $2.5 billion
- New or expanded facilities at 7 global sites
  - Ongoing development of new site in Boston
- Number of employees involved in R&D has grown 65% since 1995
  - Over 10,000 R&D employees

Disclosed Development Pipeline

NDA Submitted	*Field*	*U.S. Market Size*
INVANZ	Injectable Antibiotic	$3 billion
Pipeline	*Field*	*U.S. Patient Population*
MK-663 (etoricoxib)	Arthritis and Pain	86,000,000
Ezetimibe*	Cholesterol	40,000,000
MK-869	Emesis	200,000
ZOCOR / ezetimibe*	Cholesterol	40,000,000
SINGULAIR	Allergic Rhinitis	55,000,000
SINGULAIR / Claritin*	Allergic Rhinitis	55,000,000
Substance P Antagonist	Depression	20,000,000
KRP-297	Diabetes	15,000,000
HPV Vaccine	Cervical Cancer	50,000,000
Rotavirus Vaccine	Infant Diarrhea	5,000,000
HIV/AIDS Vaccine	AIDS	N/A

* *joint venture with Schering-Plough*

Successful Experience in Partnering

COZAAR/HYZAAR

FOSAMAX

PRILOSEC

NOROXIN

VARIVAX

PEPCID

RECOMBIVAX

COMVAX

NEXIUM

Over 1/3 of current human health sales are from external research efforts

Continued Strength of Partnerships in Key Areas of Science



Preclinical/Clinical Development
AstraZeneca
Vical Isis Kyorin
CSL Schering-Plough
CHOP/Wistar Institute
Basic Research Collaborations
AxyS KaroBio Isis
Cole Eye Institute
NeoGenesis
Celltech
Cubist
Delivery Technologies
Elan/Nanosystems
RP Scherer
CytRx
Enabling/Platform Technologies
DoubleTwist Aurora OGS
Cellomics Incyte Proteome
Array BioPharma Crucell
Chembridge LifeSpan Harvard
Albany Molecular Sangamo
Chromagen Amersham
Genzyme Deltagen
NeuroTargets
Affymetrix

Innovative Alliances

MERCK / Schering-Plough Pharmaceuticals
PARTNERS IN CARDIOVASCULAR MEDICINE

Schering-Plough / MERCK Pharmaceuticals
PARTNERS IN RESPIRATORY MEDICINE

- *Three late-stage products: ezetimibe, ZOCOR/ezetimibe, SINGULAIR/Claritin*
- *Co-promotion of new medicines resulting from partnership*
- *Equal ownership and independent management*

Continuing to Lead in Cutting Edge Science

Sibia Neurosciences

- $90 million acquisition
- Strengthens CNS drug discovery research capability

Rosetta Inpharmatics

- $540 million acquisition
- Enhances drug discovery research capabilities in genomics

Growth through cutting edge scientific partnerships and targeted acquisitions

Merck-Medco: Innovative Programs to Assist in Managing Pharmaceutical Costs

- GenericsFirst - nationwide sampling/education program to promote the use of generic drugs
- The Internet - use of technology to improve safety and service for patients and reduce costs for payors
  - > 8,000 physicians connected on-line for Rx writing
  - 5 million Rxs on line during the first nine months of 2001
- Rx Hub - help advance the efficiency and safety of the Rx writing process
  - venture will develop an electronic exchange enabling physicians who use electronic prescribing technology to link to pharmacies, PBMs, and health plans
- YouRxPlan - discount plan offered for those without adequate drug coverage
  - provides savings up to 40% on the most widely prescribed medicines

Financial Attributes

- > 90% of Net Income has been returned to shareholders through Treasury Stock purchases and dividends since 1991
- Purchases continue under the February 2000 $10 billion Treasury stock buyback program
  - $3.6 billion year to date purchases through September 2001
  - $4.0 billion remaining under the program
- 2001 dividend of $1.37 represents a growth of 13% over 2000 dividend

Summary

- Committed to delivering growth through innovative research
- Marketing
  - Five key growth franchises with unique-in-class attributes
  - Large opportunities in under-treated and dissatisfied markets
- Research & Development
  - Demonstrated product discovery and development capability
  - Continued focus and demonstrated success with external research efforts

Well positioned to deliver shareholder value

Forward Looking Statements

This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements in this presentation should be evaluated together with the many uncertainties that affect our businesses, particularly those mentioned in the cautionary statements in Item 1 of our Form 10-K for the year ended Dec. 31, 2000, and in our periodic reports on Form 10-Q and Form 8-K (if any) which we incorporate by reference.